                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                         CRAFTMADE INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         CRAFTMADE INTERNATIONAL, INC.
                        650 South Royal Lane, Suite 100
                              Coppell, Texas 75019




                                                                 October 4, 2000


TO OUR STOCKHOLDERS:

You are cordially invited to attend our 2000 annual meeting of stockholders, which will be held Friday, October 27, 2000, at 9:00 a.m., local time, at our corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas.

We hold our annual meetings at our corporate office in order to provide our stockholders an opportunity to visit our facility, meet the employees and see your company at work. We feel this is the best way for our investors to see for themselves what we are all about.

Please read these materials so that you'll know what we plan to do at the meeting. Also, please sign and return the accompanying proxy card. This way, your shares will be voted as you direct even if you can't attend the meeting. If you would like to attend, please see the instructions on "How to Attend the Meeting."


/s/ JAMES R. RIDINGS

James R. Ridings
Chairman of the Board

                                     [LOGO]



                         CRAFTMADE INTERNATIONAL, INC.
                        650 South Royal Lane, Suite 100
                              Coppell, Texas 75019



                NOTICE OF THE 2000 ANNUAL MEETING OF STOCKHOLDERS

     The annual meeting of stockholders of Craftmade International, Inc. (the "Company") will be held on Friday, October 27, 2000 at 9:00 a.m., local time, at the Company's office at 650 South Royal Lane, Suite 100, Coppell, Texas, for the following purposes:

     (1) To elect eight (8) directors to serve until the next annual meeting of stockholders of the Company and until their successors have been elected and qualified;

     (2)  To approve the Craftmade International, Inc. 1999 Stock Option Plan;

     (3) To approve the Craftmade International, Inc. 2000 Non-Employee Director Stock Plan;

     (4) To ratify and approve the selection of PricewaterhouseCoopers LLP as the Company's auditors for 2001; and

     (5)  To transact any other business properly before the annual meeting.

     Only stockholders of record at the close of business on September 30, 2000 can vote at the meeting.

     A complete list of stockholders entitled to vote at the annual meeting will be maintained at the Company's offices at 650 South Royal Lane, Suite 100, Coppell, Texas 75019, for ten days prior to the annual meeting.

     All stockholders are cordially invited to attend the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE. IF YOU DO ATTEND THE ANNUAL MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                              By Order of the Board of Directors,

                              /s/ KATHLEEN B. OHER

                              Kathleen B. Oher
                              Secretary




Coppell, Texas
October 4, 2000

                         CRAFTMADE INTERNATIONAL, INC.
                        650 South Royal Lane, Suite 100
                              Coppell, Texas 75019


                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON FRIDAY, OCTOBER 27, 2000


                                     GENERAL

     The Board of Directors of Craftmade International, Inc. (the "Company") is soliciting proxies for the 2000 annual meeting of stockholders. The annual meeting will be held on Friday, October 27, 2000 at 9:00 a.m., local time, at the Company's office at 650 South Royal Lane, Suite 100, Coppell, Texas. This proxy statement, the form of proxy and annual report to stockholders were first mailed to stockholders on October 4, 2000.

WHO CAN VOTE

     Record holders of common stock, par value $0.01 per share (the "Common Stock"), of the Company at the close of business on September 30, 2000 (the "Record Date") may vote at the meeting. On the Record Date, 6,000,058 shares of Common Stock were outstanding. Each stockholder has one vote for each share of Common Stock held by that stockholder.

HOW YOU CAN VOTE

     Shares represented by a proxy in the form provided to you with this proxy statement will be voted at the annual meeting in accordance with your directions. To be valid and counted at the annual meeting, you must sign, date and return your proxy card to us.

     IF YOU DO NOT SPECIFY ON YOUR PROXY CARD HOW YOU WANT TO VOTE YOUR SHARES, WE WILL VOTE THEM:

     - FOR THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR NAMED IN THE PROXY CARD;

     - FOR THE APPROVAL OF THE CRAFTMADE INTERNATIONAL, INC. 1999 STOCK OPTION PLAN (THE "STOCK OPTION PLAN");

     - FOR THE APPROVAL OF THE CRAFTMADE INTERNATIONAL, INC. 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN (THE "NON-EMPLOYEE DIRECTOR STOCK PLAN"); AND

     - FOR THE APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S AUDITORS FOR 2001.

OTHER MATTERS TO BE ACTED UPON AT THE MEETING

     We do not know of any other matters to be presented or acted upon at the annual meeting. Under our Bylaws, if any other matter is presented at the meeting on which a vote may properly be taken, the shares represented by proxies in the accompanying form will be voted in accordance with the judgment of the person or persons voting those shares.

REQUIRED VOTES

     A majority of the shares of Common Stock entitled to vote, present in person at the annual meeting or represented by proxy at the annual meeting, shall constitute a quorum at the annual meeting. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the annual meeting, are considered stockholders who are present and entitled to vote and they count toward the quorum.

     Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. "Uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form or has otherwise advised us that the broker lacks voting authority. "Broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

     Election of Directors. Directors are elected by a plurality of the votes of the shares represented in person or by proxy. Votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be counted by us.

     Approval of the Stock Option Plan. The affirmative vote of the majority of the shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the 1999 Stock Option Plan. Uninstructed shares are not entitled to vote on this matter and, therefore, broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

     Approval of the Non-Employee Director Stock Plan. The affirmative vote of the majority of the shares present in person or by proxy at the annual meeting and entitled to vote is required to approve the Non-Employee Director Stock Plan. Uninstructed shares are not entitled to vote on this matter and, therefore, broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

     Ratification of Independent Auditors. The affirmative vote of the majority of the shares in person or by proxy and entitled to vote is required to ratify PricewaterhouseCoopers LLP as the Company's independent auditors for 2001.

REVOCATION OF PROXIES

     You can revoke your proxy at any time before it is exercised in any of three ways:

     - by submitting written notice of revocation to the Secretary of the Company;

     -    by submitting another proxy that is properly signed and later dated;
          or

     -    by attending and voting in person at the meeting.

HOW TO ATTEND THE MEETING

     We encourage all holders of Common Stock on the Record Date to attend the annual meeting. This will give you an opportunity to visit the Company's facility, talk to management and vote your shares in person. If you are interested in attending, call our Corporate Secretary, Kathleen B. Oher, at
(800) 527-2578 for directions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth, as of August 31, 2000, the number of shares of Common Stock and the percentage of outstanding shares owned of record by (i) each incumbent director and each nominee for director of the Company; (ii) each executive officer of the Company; (iii) all directors and officers of the Company as a group; and (iv) each person who beneficially owns more than five percent of the Common Stock. Except as otherwise noted, each named individual has sole voting and investment power with respect to such shares.

                                          AMOUNT AND NATURE     PERCENT
NAME OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP    OF CLASS
------------------------             -----------------------    --------
James R. Ridings (1)                            1,047,949           17.5%
Clifford Crimmings                                 60,050            1.0%
Kathleen B. Oher                                    1,000              *
Neall W. Humphrey (2)                             590,450(3)         9.8%
John DeBlois (4)                                  338,413            5.6%
A. Paul Knuckley                                   30,834(5)           *
Jerry E. Kimmel                                     4,784              *
Lary C. Snodgrass                                  17,010(6)           *
All directors and executive officers            2,090,490           34.8%
as a group (8 persons)

----------
*  Less than 1%

(1) The address of Mr. Ridings is 650 South Royal Lane, Suite 100, Coppell, Texas 75019.

(2) The address of Mr. Humphrey is 5005 Hillsdale Circle, El Dorado Hills, California 95762.

(3)  Held jointly by Mr. Humphrey and his wife, Leslie D. Humphrey.

(4) The address of Mr. DeBlois is 301 Eastbrook Road #301, Dedham, Massachusetts 02026.

(5)  Includes 100 shares owned by spouse.

(6) Includes 4,000 shares held in Snodgrass Children's Ltd., a family limited partnership.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

GENERAL

     Eight directors will be elected at this year's annual meeting. Each director will serve until the next annual meeting and until he or she is succeeded by another director who has been duly elected and qualified.

     We will vote your shares as you specify on the enclosed proxy form. If you sign, date, and return the proxy form, but don't specify how you want your shares voted, we will vote them for the election of all the nominees listed below. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares for that person. Proxies can't be voted for the election of more than eight persons to the Board of Directors. Directors are elected by plurality vote, and cumulative voting is not permitted.

     All of the nominees for director are currently members of the Board of Directors. The following sets forth a brief biography describing the principal occupation and certain other information about each nominee for director. Each nominee has consented to serve as a director if elected. The following information about the nominees was provided by the nominees.

NOMINEES

     JAMES R. RIDINGS, age 50, has served as Chairman and Chief Executive Officer of the Company since 1986 and President since 1989. Mr. Ridings has been a director of the Company since its organization in 1985 and was a Vice President from 1985 to 1986. Between 1971 and 1984, Mr. Ridings was a sales representative with Kevco, Inc., Fort Worth, Texas, and its predecessor company, a wholesale distributor of ceiling fans, plumbing supplies and mobile home accessories.

     CLIFFORD CRIMMINGS, age 50, has served as Vice President of Marketing of the Company since its organization in 1985 and a director since 1987. Between 1969 and 1985, Mr. Crimmings was employed as a sales representative and then as a sales manager with Kevco, Inc. and its predecessor company.

     KATHLEEN B. OHER, age 40, has served as Vice President, Chief Financial Officer, Secretary and a director of the Company since October 1999. Between 1995 and 1999, Ms. Oher was Director of Research and Senior Vice President of Southwest Securities, an investment banking and brokerage firm. Between 1992 and 1995, Ms. Oher was Financial and Operations Principal of Barre & Company, Inc., a regional brokerage firm acquired by Southwest Securities, Inc. in 1995. Between 1989 and 1991, Ms. Oher was an accountant for Ernst and Young, a public accounting firm. Ms. Oher holds a B.S. degree in Accounting from the University of Texas at Dallas. Ms. Oher has been a Certified Public Accountant since 1992.

     NEALL W. HUMPHREY, age 52, was the founder of Trade Source International, Inc., a California corporation ("TSI California"), and served as its President and Chief Executive Officer from 1984 until July 1998. Between 1981 and 1984, Mr. Humphrey was employed by DataSearch and Infosearch, records information companies. Between 1974 and 1981, Mr. Humphrey was employed by Bucyrus Erie Company, an international manufacturer of heavy excavating equipment. Mr. Humphrey received a Bachelor of Arts from California State in Sacramento in 1973 and a Masters degree in International Management from Thunderbird Graduate School in 1974. Mr. Humphrey has served as a director of the Company since October 1998, and as President of Trade Source International, Inc., a Delaware corporation and the Company's wholly-owned subsidiary ("TSI"), since July 1998.

     JOHN DEBLOIS, age 47, served as Vice President of Sales of TSI California from 1987 to July 1998. In 1979, Mr. DeBlois purchased Regal-Lite Corp., a domestic lighting manufacturing company, which was merged into TSI California in 1987. Between 1978 and 1979, Mr. DeBlois served as a retail representative of Mosley, Halgarten, Eastbrook and Weedon, a regional brokerage firm. Between 1975 and 1977, Mr. DeBlois was stockbroker for Paine Webber. Mr. DeBlois received a B.B.A. degree in Economics from Tufts University in 1975. Mr. DeBlois has served as a director of the Company since October 1998, and as Executive Vice President of TSI since July 1998.

     A. PAUL KNUCKLEY, age 51, has served since 1974 as President and Chief Executive Officer of Knuckley Inc., d.b.a. Ditch Witch of East Texas, and as owner and Vice-President of Witch Equipment Co., Inc. of Arlington, Texas. Prior to 1974, Mr. Knuckley was employed by John Hancock Mutual Life Insurance Company as a life and health underwriter. Mr. Knuckley received a B.B.A. degree from Texas Tech University in 1971 in both Personnel and Administrative Management. Mr. Knuckley currently serves as a director of Adams

Laboratories, Inc. Mr. Knuckley is and has been for more than the preceding five years active as a private investor. Mr. Knuckley has served as a director of the Company since October 1996.

     JERRY E. KIMMEL, age 63, is a founder of Kevco, Inc., serving as President from 1964 to 1993, as Chairman of the Board, President and Chief Executive Officer from 1993 to July 1999, and as Vice Chairman of the Board since July 1999. Mr. Kimmel has served as Chairman of the Board of Governors of the Manufactured Housing Institute, a leading manufactured housing trade group. In 1992, Mr. Kimmel was inducted into the MH/RV Hall of Fame and in 1995 was selected Entrepreneur of the Year for manufacturing and distribution division for the southwest region of the United States. Mr. Kimmel has served as a director of the Company since October 1996.

     LARY C. SNODGRASS, age 51, has been employed by Pickens, Snodgrass, Koch & Company, P.C., a public accounting firm, since 1973, serving as managing partner and president from 1980 to 1995 and as principal since 1995. Between 1970 and 1973, Mr. Snodgrass was a senior accountant for Arthur Andersen & Co., an international public accounting firm. Mr. Snodgrass received a B.B.A. degree in Accounting from Texas Tech University in 1970. Mr. Snodgrass has been a Certified Public Accountant since 1972. Mr. Snodgrass currently serves as an advisory director of Chase Bank of Texas-Arlington, FAS Technologies, Inc. and Dan Dipert Travel, Inc., and as a director of Rough Creek Lodge, Inc., Adams Laboratories, Inc. and Conel Corporation, where he also serves as Chairman of the Board. Mr. Snodgrass has served as a director of the Company since October 1998.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.

TSI ACQUISITION AND VOTING AGREEMENT

     Effective July 1, 1998, the Company entered into an agreement and plan of merger with TSI California. As a result, the Company acquired TSI California from its existing shareholders and merged it into TSI, the Company's wholly-owned subsidiary. Pursuant to the merger, Mr. Humphrey and Leslie D. Humphrey, his wife, received 595,450 shares of Common Stock of the Company and Mr. DeBlois received 388,413 shares of Common Stock of the Company, adjusted for the Company's three-for-two stock split effective October 30, 1998. Both Mr. Humphrey and Mr. DeBlois were shareholders of TSI California and are nominees for directors.

     In connection with the acquisition of TSI described above, the Company has agreed that its Board of Directors, subject to its fiduciary obligations, will use its best efforts to nominate Mr. Humphrey and Mr. DeBlois, if either notify the Company of his desire to be nominated to the Board of Directors of the Company. Consequently, both Mr. Humphrey and Mr. DeBlois have been nominated as a director.

     In addition, pursuant to the terms of a Voting Agreement, dated July 1, 1998, by and among James Ridings, Neall Humphrey and John DeBlois, Mr. Ridings has agreed to vote all shares of Common Stock he owns or over which he has a sole proxy in favor of electing Mr. Humphrey and Mr. DeBlois as a director of the Company. The Voting Agreement expires on the earliest of (i) July 1, 2001,
(ii) on the date that all of the parties to the agreement terminate the agreement or (iii) the date on which the employment of Mr. Humphrey or Mr. DeBlois is terminated.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     TSI leases certain office space from an affiliate of Neall Humphrey, who is a nominee for election to the Board of Directors, President of TSI and who was also one of TSI California's principal owners. This lease is for $4,500 per month ($54,000 per year) and expires June 30, 2001. The Company believes that the payments required under the lease are no less favorable than the payments that would be required under a lease with an independent third party.

DIRECTOR COMPENSATION

     Directors who are not otherwise salaried employees of the Company are compensated by payment of $2,500 in the form of Common Stock per board meeting attended in consideration for such service. Directors do not receive any additional compensation for their attendance at committee meetings. In addition, directors will be reimbursed for reasonable expenses incurred in connection with their attendance at meetings.

MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors met four times during the year ended June 30, 2000. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of the board committees of which they were members during such period.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has two standing committees: audit and compensation. The duties and members of these committees are as follows.

     Audit Committee. The audit committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of financial reporting. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial information to be provided to the stockholders, potential stockholders, the investment community and others; (ii) the systems of internal controls established by the management and the Board of Directors; and (iii) the audit process. The audit committee also meets with the independent auditors and with appropriate Company financial personnel and internal auditors about these matters. The audit committee recommends to the Board of Directors the appointment of the independent auditors, subject to ratification by the stockholders at the annual meeting. Both the internal auditors and the independent auditors periodically meet alone with the audit committee and always have unrestricted access to the audit committee. The audit committee currently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel, each of whom is an outside director. One meeting of the audit committee was held during the Company's 2000 fiscal year.

     Compensation Committee. The compensation committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The compensation committee currently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel, each of whom is an outside director. The Committee met one time during the Company's year ended June 30, 2000.

     The Company at present has no standing nominating committee because the Board as a whole functions in this capacity. The Company may consider constituting such a committee in the future if the growth and complexity of its operations so warrants or if compliance with regulatory procedures is necessitated.

EXECUTIVE OFFICERS

     The executive officers of the Company, who are elected by the Board of Directors of the Company and serve at its discretion, are as follows:

          Name                          Age                                Position
          ----                          ---                                --------
     James R. Ridings                    50                           Chairman of the Board,
                                                                      Chief Executive Officer and
                                                                      President of Craftmade

     Clifford Crimmings                  50                           Vice President of Marketing
                                                                      of Craftmade

     Kathleen B. Oher                    40                           Vice President, Chief Financial
                                                                      Officer and Secretary
                                                                      of Craftmade

     Neall W. Humphrey                   52                           President of TSI

     John DeBlois                        47                           Executive Vice President of TSI

The business experience of these persons is included under "Proposal One:
Election of Directors -- Nominees."

EXECUTIVE COMPENSATION

     The following table sets forth compensation awarded by the Company to its Chief Executive Officer and its other most highly compensated executive officers, based on salary and bonus earned, whose total compensation exceeded $100,000, rendered during the fiscal years ended June 30, 1998, 1999 and 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                                            ANNUAL COMPENSATION           --------------------------------------
                                   -------------------------------------             AWARDS            PAYOUTS
                                                                          --------------------------  ----------
        NAME AND                                                                       SECURITIES                    ALL OTHER
        PRINCIPAL                                           OTHER ANNUAL  RESTRICTED   UNDERLYING       LTIP      COMPENSATION($)
        POSITION            YEAR   SALARY($)  BONUS ($)  COMPENSATION($)    STOCK    OPTIONS/SARS(#)  PAYOUTS($)    (1)(2)(3)
------------------------    ----   ---------  ---------  ---------------  ---------- ---------------  ----------  ---------------
James Ridings               2000    $294,220  $      0       $      0      $      0             0      $      0      $      0
  Chairman of the           1999    $286,000  $      0       $      0      $      0             0      $      0      $      0
  Board, Chief              1998    $286,000  $      0       $      0      $      0             0      $      0      $      0
  Executive Officer and
  President of
  Craftmade

Kathleen B. Oher (4)        2000    $114,700  $      0       $      0      $      0        50,000      $      0      $      0
  Chief Financial
  Officer, Secretary and
  Treasurer of
  Craftmade

Clifford Crimmings          2000    $173,556  $      0       $      0      $      0        25,000      $      0      $      0
  Vice President            1999    $168,770  $      0       $      0      $      0             0      $      0      $      0
  Marketing of              1998    $165,020  $      0       $      0      $      0             0      $      0      $      0
  Craftmade

Neall W. Humphrey (4)       2000    $242,927  $      0       $      0      $      0             0      $      0      $      0
  President of TSI          1999    $231,923  $      0       $      0      $      0             0      $      0      $      0

John DeBlois (4)            2000    $242,927  $      0       $      0      $      0             0      $      0      $      0
  Executive Vice            1999    $231,923  $      0       $      0      $      0             0      $      0      $      0
  President of TSI

Kenneth Cancienne (4)       2000    $ 75,587  $      0       $      0      $      0             0      $      0      $      0
  Former Chief              1999    $121,006  $      0       $      0      $      0             0      $      0      $      0
  Financial Officer,        1998    $121,006  $      0       $      0      $      0             0      $      0      $      0
  Secretary and
  Treasurer of
  Craftmade

----------

(1) Does not include $4,951, $5,063 and $4,379 for the years ended June 30, 1998, 1999 and 2000, respectively, contributed by the Company on Mr. Crimmings' behalf to the Company's 401k plan.

(2) Does not include $2,337 and $4,162 for the years ended June 30, 1999 and 2000, respectively, contributed by the Company on Mr. Humphrey's behalf to the Company's 401k plan.

(3) Does not include $3,630, $3,630 and $2,637 for the years ended June 30, 1998, 1999 and 2000, respectively, contributed by the Company on Mr. Cancienne's behalf to the Company's 401k plan.

(4) Ms. Oher was hired effective October 25, 1999. Mr. Humphrey and Mr. DeBlois were hired on July 1, 1998. Mr. Cancienne resigned as a director, Chief Financial Officer, Secretary and Treasurer of Craftmade in October 1999.

(5) Subject to stockholder approval of the Stock Option Plan, on October 29, 1999 Ms. Oher was granted an option to purchase 50,000 shares of Common Stock at an exercise price of $6.75 per share. One fifth of the optioned shares become exercisable commencing on October 27, 2000, and one fifth of the optioned shares become exercisable on each anniversary thereafter, until October 27, 2004. Such stock options cannot be exercised after October 29, 2009.

(6) Subject to stockholder approval of the Stock Option Plan, on October 29, 1999 Mr. Crimmings was granted an option to purchase 25,000 shares of Common Stock at an exercise price of $6.75 per share. One fifth of the optioned shares become exercisable commencing on October 29, 2000, and one fifth of the optioned shares become exercisable on each anniversary thereafter, until October 29, 2004. Such stock options cannot be exercised after October 29, 2009.

EMPLOYEE STOCK OPTIONS

     The following table provides information on grants of stock options in during the fiscal year ended June 30, 2000 for each of the named executive officers of the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                  NUMBER OF                  % OF TOTAL
                            SECURITIES UNDERLYING        OPTIONS GRANTED TO       EXERCISE    EXPIRATION
           NAME              OPTIONS GRANTED (#)      EMPLOYEES IN FISCAL YEAR     PRICE         DATE       GRANT DATE VALUE(1)
           ----             ---------------------     ------------------------    --------    ----------    -------------------
James Ridings                                   0                            0%         --            --                     --
Kathleen B. Oher                           50,000(2)                        25%   $   6.75      10/29/09               $249,100
Clifford Crimmings                         25,000(3)                      12.5%   $   6.75      10/29/09               $124,550
Neall W. Humphrey                               0                            0%         --            --                     --
John DeBlois                                    0                            0%         --            --                     --
Kenneth M. Cancienne                            0                            0%         --            --                     --


(1) This amount was calculated using the Black-Scholes option pricing model, a complex mathematical formula that uses five different market-related factors to estimate the value of stock options. The factors are the fair market value of the stock at date of grant, option exercise price, option term, risk-free rate of return and stock volatility. The Black-Scholes model generates an estimate of the value of the right to purchase a share of stock at a fixed price over a fixed period. The actual value, if any, an executive realizes will depend on whether the stock price at exercise is greater than the grant price, as well as the executive's continued employment through the five-year vesting period and the ten-year option term. The following assumptions were used to calculate the Black-Scholes value:

     Option term = 10 years;
     Risk-free rate of return = 5.8%; and
     Company stock volatility = 58%.

     There is no assurance that the value received by the named executive officers or the Company's stockholders will be at or near the estimated valued derived by the Black-Scholes model.

(2) Subject to stockholder approval, one fifth of the optioned shares become exercisable commencing on October 27, 2000, and one fifth of the optioned shares become exercisable on each anniversary thereafter, until October 27, 2004. Such stock options cannot be exercised after October 29, 2009.

(3) Subject to stockholder approval, one fifth of the optioned shares become exercisable commencing on October 29, 2000, and one fifth of the optioned shares become exercisable on each anniversary thereafter, until October 29, 2004. Such stock options cannot be exercised after October 29, 2009.

OPTION EXERCISES AND HOLDINGS

     The following table summarizes the number and value of options exercised during the fiscal year ended June 30, 2000, if any, as well as the number and value of unexercised options, as of June 30, 2000, for each of the named executive officers of the Company.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                  OPTION VALUES

                                                             NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN-THE-MONEY
                            SHARES ACQUIRED     VALUE          OPTIONS AT FY END           OPTIONS AT FY END ($)(1)
NAME                        ON EXERCISE (#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
----                        ---------------   -----------   -------------------------  --------------------------------
James Ridings                          --              --                          --                                --
Kathleen B. Oher                       --              --                  0 / 50,000                           -- / $0
Clifford Crimmings                     --              --                  0 / 25,000                           -- / $0
Neall W. Humphrey                      --              --                          --                                --
John DeBlois                           --              --                          --                                --
Kenneth M. Cancienne                   --              --                          --                                --


(1) The closing sales price per share of the Company's Common Stock on June 30, 2000 was $6.75 as reported by the Nasdaq National Market, which equals the exercise price of Ms. Oher's and Mr. Crimmings' stock options.

     EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     TSI Employment Agreements. In connection with the acquisition of TSI, each of Neall W. Humphrey and John DeBlois entered into employment agreements with the Company (collectively, the "TSI Employment Agreements"). Pursuant to the terms of the TSI Employment Agreements, Mr. Humphrey became President of TSI, and Mr. DeBlois became Executive Vice President of TSI. The term of each of the TSI Employment Agreements is initially three years, and each TSI Employment Agreement may be extended for two additional one-year terms, unless the executive elects not to renew. Mr. Humphrey and Mr. DeBlois will each be paid an annual salary of $225,000, and, subject to certain conditions, their salary is to be increased proportionate to any increases in the salary of the Chief Executive Officer of the Company. In addition, Mr. Humphrey and Mr. DeBlois are entitled to receive an annual bonus based on the performance of TSI, with the standards of such bonus to be comparable to the standards concerning receipt of any bonus by the Chief Executive Officer of the Company. In addition, pursuant to the TSI Employment Agreements, Mr. Humphrey and Mr. DeBlois are entitled to certain other benefits, including an automobile and the right to participate in any stock option plan of the Company that is provided to the Company's Chief Executive Officer. The TSI Employment Agreements also contain certain confidentiality and noncompetition provisions.

     In the event that a TSI Employment Agreement is terminated by the executive for good reason or by TSI without cause (as such terms are defined in the TSI Employment Agreements), that executive will be entitled to receive his salary for the remainder of the term of such TSI Employment Agreement, along with (i) any accrued or unused vacation or sick leave for the calendar year and (ii) that portion of his bonus for the fiscal year during which the termination is effective, prorated through the date of termination. If a TSI Employment Agreement is terminated by TSI for cause (as defined in the TSI Employment Agreements) or the executive terminates for any reason other than for good reason, that executive will be entitled to receive his salary only through the date of termination and will not be entitled to any bonus for the fiscal year of the termination. If a TSI Employment Agreement is terminated as a result of the disability of the executive, that executive will be entitled to receive his salary through the remainder of the calendar month of termination and the period until disability insurance benefits commence. In the event of termination of a TSI Employment Agreement because of death of the executive, that executive will be entitled to receive his salary through the remainder of the calendar month of the termination, along with the executive's bonus, if any, for the fiscal year during which his death occurs, prorated through the end of the calendar month during which his death occurs.

     Oher Employment Agreement. Effective October 25, 1999, Kathleen Oher entered into an employment agreement with the Company (the "Oher Employment Agreement"). The term of the Oher Employment Agreement is initially three years. After the initial term, the Oher Employment Agreement will be extended for two additional one-year terms, unless Ms. Oher elects not to renew. Ms. Oher will be paid an annual salary of $156,000, and, subject to certain conditions, her salary is to be increased proportionate to any increases in the salary of the Chief Executive Officer of the Company. In addition, Ms. Oher will be entitled to receive an annual bonus based on the performance of the Company, with the standards of such bonus to be comparable to the standards concerning receipt of any bonus by the Chief Executive Officer of the Company. Pursuant to the Oher Employment Agreement, Ms. Oher will be entitled to certain other benefits, including the right to participate in any stock option plan of the Company that is provided to the Company's Chief Executive Officer. Ms. Oher is also entitled to receive, subject to the approval of the stockholders of the Company of the Stock Option Plan, a grant of options to purchase 50,000 shares of Common Stock, with an exercise price of $6.75, with such stock options vesting over five years. In the event that the stockholders do not approve the Stock Option Plan, Ms. Oher will be entitled to receive, in lieu of such stock options, a one-time cash bonus of $25,000, payable on or before December 31, 2000. The Oher Employment Agreement also contains certain confidentiality and noncompetition provisions.

     In the event that the Oher Employment Agreement is terminated by the executive for good reason or by the Company without cause (as such terms are defined in the Oher Employment Agreement), Ms. Oher will be entitled to receive her salary for the remainder of the term of the Oher Employment Agreement, along with (i) the value of any accrued or unused vacation or sick leave for the calendar year and (ii) that portion of her bonus for the fiscal year during which the termination is effective, prorated through the date of termination. If the Oher Employment Agreement is terminated by the Company for cause (as defined in the Oher Employment Agreement) or Ms. Oher terminates for any reason other than for good reason, Ms. Oher will be entitled to receive her salary only through the date of termination and will not be entitled to any bonus for the fiscal year of the termination. If the Oher Employment Agreement is terminated as a result of the disability of Ms. Oher, she will be entitled to receive her salary through the remainder of the calendar month of termination and the period until disability insurance benefits commence. In the event of termination of the Oher Employment Agreement because of death of Ms. Oher, she will be entitled to receive her salary through the remainder of the calendar month of the termination, along with her bonus, if any, for the fiscal year during which his death occurs, prorated through the end of the calendar month during which her death occurs. If the Oher Employment Agreement is terminated by either the Company or Ms. Oher for any reason within twelve months of a Change of Control of the Company (as defined in the Oher Employment Agreement), and (i) such termination occurs during the initial term of the Oher Employment Agreement, then the Company will pay Ms. Oher's salary for the remainder of such initial term plus two times her salary, (ii) such termination occurs during the first additional year of the Oher Employment

Agreement, the Company will pay Ms. Oher's salary for the remainder of such additional year plus an amount equal to Ms. Oher's salary, and (iii) if such termination occurs during the second additional year of the Oher Employment Agreement, the Company will pay Ms. Oher's salary for the remainder of such second additional year.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee is responsible for reviewing and recommending compensation awards for the Company's senior executives, including the Chief Executive Officer. The compensation committee currently consists of A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel, each of whom is an outside director.

     Executive Compensation: Philosophy and Program Components. The compensation committee believes that the overall objective of the executive compensation program should be to encourage and reward enhancement of stockholder value. The compensation committee believes that the executive compensation program should be a comprehensive plan that will (i) motivate executives for long-term management of the Company resulting in increased stockholder value; (ii) reward effective management for the Company through annual performance evaluations; and
(iii) attract and retain key executives through competitive salaries and other incentives. The two primary components of executive compensation are currently base salary and cash bonuses. Executives also participate in certain benefit programs available to other salaried employees.

     Base Salary and Bonus. In the fiscal year ended June 30, 2000, base salaries and bonuses for executive officers were based upon the individual's responsibilities, experience and expected performance, taking into account, among other things, the individual's initiative, contributions to the Company's overall performance and handling of special projects. Base salaries for executive officers generally are reviewed periodically for possible adjustment, but are not necessarily changed that frequently.

     At various times in the past, the Company has adopted certain broad-based employee benefit plans in which the executive officers and other key management employees have been permitted to participate, including the employee's 401k savings plan and the life and health insurance benefit plans available to all salaried employees. Benefits under these plans are not typically directly or indirectly tied to the Company's performance.

     Chief Executive Officer Compensation. For the fiscal year ended June 30, 2000, no bonus was paid to Mr. Ridings. As with all executive officers, Mr. Ridings' bonus compensation is linked to individual performance and the Company's profitability.

                                   By the Compensation Committee:

                                   A. Paul Knuckley
                                   Lary C. Snodgrass
                                   Jerry Kimmel

STOCK PERFORMANCE GRAPH

     The following graph provides an indicator of and compares the percentage change of cumulative total stockholder return of the Company's Common Stock against the cumulative total return of the Russell 2000 Index and the Nasdaq Composite Index. This graph assumes $100 was invested on June 30, 1995 in the Company's Common Stock, the Russell 2000 Index and the Nasdaq Composite Index. This graph also assumes that the Company's quarterly dividend was reinvested in Common Stock. Both the Russell 2000 Index and the Nasdaq Composite Index exclude the Company.


                                     [GRAPH]


                   6/30/95  6/30/96     6/30/97   6/30/98   6/30/99   6/30/00
                   -------  -------     -------   -------   -------   -------
RUSSELL 2000        100.00   122.21      139.74   161.25    161.35    182.45

NASDAQ COMPOSITE    100.00   126.96      154.50   202.00    286.37    469.28

CRAFTMADE           100.00    88.48       99.16   333.43    375.56    202.81


     The historical stock price performance of the Company's Common Stock shown on the graph above is not necessarily an indication of future stock performance.

     The Company has compared its stock price performance with that of the Russell 2000 Index as it does not believe it can reasonably identify a peer group and no comparable published industry or line-of-business index is available. The Russell 2000 Index consists of companies with market capitalization similar to that of the Company; accordingly, the Company believes the Russell 2000 Index is the best available performance comparison.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and beneficial owners of more than 10% of the outstanding shares of Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Kathleen Oher, an executive officer and director of the Company, failed to file in a timely manner a Form 4 reporting a sale of Common Stock by her spouse that occurred in June 2000. Ms. Oher disclaims beneficial ownership of these shares. A Form 4 was not timely filed for Paul Knuckley, a director of the Company, with respect to the following transactions that occurred in January 2000: a purchase of Common Stock and the receipt of Common Stock from the Company as a non-employee director. A Form 4 was not timely filed for each of Jerry Kimmel and Lary Snodgrass, directors of the Company, reporting the receipt of Common Stock from the Company by each of such persons as non-employee directors of the Company. Otherwise, to the Company's knowledge, based solely upon its review of the copies of such forms received by it and written representations that no Form 5s were required from reporting persons, the Company believes that all such reports were submitted on a timely basis during the year ended June 30, 2000.

                                  PROPOSAL TWO
                       APPROVAL OF 1999 STOCK OPTION PLAN

GENERAL

         The Board of Directors adopted, subject to stockholder approval, the Stock Option Plan effective as of October 29, 1999. Under the Stock Option Plan, any key employee (including an employee who is also a director or an officer) of the Company or its subsidiaries (as defined in the Stock Option Plan) may receive incentive compensation based on criteria established by the Compensation Committee of the Board of Directors.

         The provisions of the Stock Option Plan are summarized below. All such statements are qualified in their entirety by reference to the full text of the Stock Option Plan, which is attached hereto as Exhibit A.

         The Stock Option Plan will terminate on October 29, 2009. The Board of Directors may amend or discontinue the Stock Option Plan without the approval of the stockholders, subject to certain limitations. See "Amendment of the Stock Option Plan" below.

         Nothing in the Stock Option Plan or in any award granted pursuant to the Stock Option Plan confers upon any participant any right to continue in the employ of or rendering services to the Company or interferes in any way with the right of the Company to terminate the employment or services of any person at any time.

         Other than Common Stock received as payment of the exercise price, the proceeds from the sale of Common Stock pursuant to the exercise of or payment for awards under the Stock Option Plan will be added to the general funds of the Company and used for general corporate purposes. Common Stock received as payment of the exercise price will become available for the subsequent granting of awards under the Stock Option Plan; however, in no event will the number of shares subject to Incentive Stock Options exceed, in the aggregate, 300,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised. The holder of an award granted pursuant to the Stock Option Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

         As of September 29, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $8.1875 per share.

PURPOSE AND ELIGIBILITY

         The purpose of the Stock Option Plan is to attract and retain key employees of the Company and to retain and attract persons of training, experience and ability to serve as key employees of the Company, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. Options (the "Stock Options") granted pursuant to the Stock Option Plan will be either Incentive Stock Options or Non-qualified Stock Options (each as defined below).

         The Compensation Committee of the Board of Directors (the "Committee") will, from time to time, select the particular key employees of the Company to whom the Stock Options are to be granted and/or distributed in recognition of each such participant's contribution to the Company's success. The current members of the Committee are Messrs. A. Paul Knuckley, Lary C. Snodgrass and Jerry Kimmel.

         Effective October 29, 2000, pursuant to the Oher Employment Agreement, Kathleen Oher, Vice President, Chief Financial Officer, Secretary of the Company and a director, was granted options to purchase 50,000 shares of Common Stock at a price of $6.75 per share, subject to the approval of the Stock Option Plan by the stockholders. Twenty percent of the optioned shares will become exercisable upon the approval of the stockholders of the Stock Option Plan, and twenty percent will become exercisable each year thereafter. Such Stock Options cannot be exercised after October 29, 2009.

         On October 29, 1999, the Board of Directors approved the grant of options to purchase an aggregate of 150,000 shares of Common Stock at a price of $6.75 per share, subject to the approval of the Stock Option Plan by the stockholders. Of such options, 25,000 were granted to Clifford Crimmings, Vice President of Marketing of the Company and a director. The remaining options were granted to certain other employees of the Company. Twenty percent of the optioned shares will become exercisable upon the approval of the stockholders of the Stock Option Plan, and twenty percent will become exercisable each year thereafter. All of such Stock Options cannot be exercised after October 29, 2009.

ADMINISTRATION OF THE STOCK OPTION PLAN

         The Stock Option Plan will be administered by the Committee, which will consist of not less than two members of the Board of Directors. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board of Directors. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board of Directors. Each member of the Committee, at the time of his appointment to the Committee and while he is a member thereof, must be a "nonemployee director," as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and an "outside director" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

         The Committee has full discretion to grant awards under the Stock Option Plan including designating the timing and acceleration of any vesting or exercise of the Stock Options, to interpret the Stock Option Plan, to make such rules as it deems advisable in the administration of the Stock Option Plan and to take all other actions advisable to administer the Stock Option Plan. The Committee will determine the eligible persons to whom awards will be granted and will set forth the terms of the awards in Option Agreements, so long as those terms are not inconsistent with the Stock Option Plan.

AWARDS

         The Committee may grant or award Incentive Stock Options or Non-qualified Stock Options. Stock options which are intended to qualify for special tax treatment under particular provisions of the Code, are considered "Incentive Stock Options," and options which are not intended to so qualify are considered "Non-qualified Stock Options." See "Certain Federal Income Tax Aspects" below.

         The maximum number of shares of Common Stock presently authorized for issuance under the Stock Option Plan is 300,000, subject to adjustment for stock splits and similar events. Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to awards that are expired, terminated, forfeited, settled in cash in lieu of Common Stock or exchanged for awards that do not involve Common Stock are available for further grants of awards under the Stock Option Plan; provided, however, that in no event will the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 300,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised.

AWARD AGREEMENTS

         All grants of Stock Options will be awarded by the Committee. Each grant of Stock Options will be evidenced by an Option Agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, as long as such terms are not inconsistent with the Stock Option Plan. In the case of an Incentive Stock Option, the Option Agreement will also include provisions that may be necessary to assure that the option is an Incentive Stock Option under the Code. The Company will execute Option Agreements upon instructions from the Committee.

         The exercise period for an award may not extend longer than ten years from the date the award is granted and, in the case of Incentive Stock Options, is limited to five years from the date of grant for certain employees owning more than 10% of the outstanding shares of Common Stock. The Committee will have the right to accelerate the time at which any Stock Option granted to a participant will become vested, or exercisable.

EXERCISE OF AWARDS

         The exercise price for a Stock Option for any share of Common Stock which may be purchased under a Stock Option will be no less than 100% (or no less than 110% in the case of Incentive Stock Options granted to certain employees owning more than 10% of the outstanding shares of Common Stock) of the fair market value of the Common Stock on the date of grant.

         Subject to the Option Agreement, on the date that the participant desires to exercise a Stock Option (the "Exercise Date"), the participant must pay the exercise price in cash, or, if the Committee consents, with shares of Common Stock previously owned by the participant or by a combination of cash and such shares. Additionally, the Committee in its sole discretion may provide for payment of the exercise price, (a) by loans from the Company or (b) by authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a Stock Option, and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise and any tax withholding obligations resulting from such exercise.

RESTRICTIONS

         Under the Stock Option Plan, the Committee determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Awards will vest and may be exercised in accordance with each participant's applicable Option Agreement. The Committee may, in its discretion and in accordance with the terms of the Stock Option Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award.

         The grant of Incentive Stock Options to each participant is subject to a $100,000 calendar year limit. This limitation prohibits the grant of an Incentive Stock Option that would entitle the recipient to purchase, thereunder and together with other incentive options, securities worth more than $100,000 (based upon the aggregate fair market value of the securities underlying such options on the date of grant) in the year in which such options first become exercisable. See "Certain Federal Income Tax Aspects" for additional limitations on Incentive Stock Options.

         The granting and exercise of Stock Options and the obligation of the Company to sell and deliver Common Stock under the Stock Options are subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required.

         No Common Stock or other form of payment will be issued with respect to any Stock Option unless the Company is satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Stock Options and Common Stock covered by the Stock Option Plan have been registered under the Securities Act of 1933, as amended, each person exercising a Stock Option under the

Stock Option Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

         If any provision of the Stock Option Plan is found not to be in compliance with such rules, such provision will be null and void to the extent required to permit the Stock Option Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under the Stock Option Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

TERMINATION AND FORFEITURE

         In the event of termination of service of a participant, an option may only be exercised as determined by the Committee and provided in the Option Agreement.

         Upon the termination of service of a participant for any reason, the specific Option Agreement will govern the treatment of any unexercised Stock Options. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of a Stock Option for any period that is not beyond the applicable expiration date, accelerate the vesting or exercisability of a Stock Option, eliminate or make less restrictive any restrictions contained in a Stock Option, waive any restriction or other provision of the Stock Option Plan or a Stock Option or otherwise amend or modify the Stock Option in any manner that is either not adverse to the participant or consented to by the participant.

         Except as otherwise set forth above, a participant's Stock Options may be exercised as follows:

     o Death. In the event of death prior to termination of service of a participant, all unmatured installments of Stock Options outstanding will automatically be accelerated and exercisable in full, and the Stock Options may be exercised for a period of twelve (12) months after the participant's death or until expiration of the option period (if sooner), by the participant's estate or personal representative(s), or by the person(s) who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the participant's death;

     o Disability. In the event of termination of service of a participant as the result of Disability (as defined in the Stock Option Plan), then all unmatured installments of Stock Options outstanding will automatically be accelerated and exercisable in full, and the Stock Options may be exercised by the participant or his guardian or legal representative for a period of twelve (12) months after such termination or until expiration of the option period (if sooner);

     o Retirement. In the event of termination of service of a participant as the result of retirement, then all unmatured installments of Stock Options outstanding will automatically be accelerated and exercisable in full, and the Stock Options may be exercised by the participant for a period of twelve (12) months after such termination or until expiration of the option period (if sooner);

     o Termination Without Cause. In the event of termination of service of a participant by the Company without Cause (as defined in the Stock Option Plan), then all unmatured installments of Stock Options outstanding will automatically be accelerated and exercisable in full, and the Stock Options may be exercised by the participant for a period of ninety (90) days after such termination or until expiration of the option period (if sooner);

     o Voluntary Termination. In the event of voluntary termination of service of a participant (other than for retirement), then such participant's nonvested Stock Options will be immediately forfeited and such participant's vested Stock Options may be exercised for a period of ninety (90) days after such termination or until expiration of the option period (if sooner) and upon such date, all of the participant's outstanding Stock Options will immediately terminate; and

     o Termination for Cause. In the event of termination of service of a participant by the Company for Cause, all of such participant's Stock Options, whether or not vested, will be immediately forfeited.

         However, an individual grant of a Stock Option may provide, pursuant to the terms of the particular Option Agreement, more restrictive terms than the terms described above.

         Notwithstanding the foregoing, the option period of an Incentive Stock Option granted to a participant deemed eligible under Section 422 of the Code will terminate no later than ninety (90) days after the participant's termination of service with the Company or its affiliates or no later than twelve (12) months after the participant's termination of service with the Company and its affiliates if such termination is by reason of death or disability (as defined in the Stock Option Plan).

ADJUSTMENTS

         If at any time while the Stock Option Plan is in effect or unexercised Stock Options are outstanding there is any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then:

     o an appropriate adjustment will be made in the maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Stock Option Plan, so that the same proportion of the Company's issued and outstanding shares of Common Stock will continue to be subject to being awarded; and

     o appropriate adjustments will be made in the number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, so that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance will remain subject to purchase at the same aggregate exercise price.

         Any fractional shares resulting from any adjustment will be eliminated for the purposes of such adjustment.

         The existence of the Stock Option Plan and Stock Options granted under the Stock Option Plan will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         Subject to any required action by the stockholders, if the Company is the surviving or resulting Company in any merger or consolidation, any outstanding Stock Option will apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled. If the Company reorganizes, merges or consolidates, proposes to transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an award will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he or she exercised his or her award immediately prior to such event. Notwithstanding these adjustment provisions, the Company may, upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, cancel all awards granted under the Stock Option Plan either by giving notice permitting each participant to exercise his or her Stock Options as to the shares of Common Stock covered by that award for a period of 30 days immediately preceding the effective date of such event or by paying to the participant an amount equal to a reasonable estimate of an amount (the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options.

         In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options will be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Stock Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share will be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

         In the event of a "Change in Control" of the Company (as defined in the Stock Option Plan), then, notwithstanding any other provision in the Stock Option Plan to the contrary, all unmatured installments of Stock Options outstanding will automatically be accelerated and exercisable in full.

         In case the Company, at any time while any Stock Option under the Stock Option Plan shall be in force and remain unexpired, (i) sells all or substantially all of its property or (ii) dissolves, liquidates, or winds up its affairs, then, provided that the Committee so determines in its sole discretion, each Stock Option holder may thereafter receive upon exercise of his Stock Options (in lieu of each share of Common Stock of the Company which such participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

         If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock as a result of such distribution provided, that in no event will any adjustment of exercise prices in accordance with the terms of the Stock Option Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

         Stock options may also be granted under the Stock Option Plan in substitution for Stock Options held by employees of a corporation who become management employees of the Company or a subsidiary as a result of a merger, consolidation or stock acquisition.

AMENDMENT OF THE STOCK OPTION PLAN

         The Committee may at any time without the consent of the participants, alter, amend, revise, suspend, or discontinue the Stock Option Plan in whole or in part. In the event of any amendment to the Stock Option Plan, the holder of any Stock Option outstanding under the Stock Option Plan must upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any option agreement within such reasonable time as the Committee specifies in its request. Unless required by law, no action contemplated or permitted by the Stock Option Plan will adversely affect any rights of participants or obligations of the Company to participants with respect to any Stock Options granted under the Stock Option Plan without the consent of the affected participant.

CERTAIN FEDERAL INCOME TAX ASPECTS

         Any participant who exercises any Stock Option will be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option.

         Withholding. Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the exercise of Non-qualified Stock Options granted pursuant to the Stock Option Plan. A participant must pay such taxes to the Company in cash or Common Stock prior to the receipt of any Common Stock certificate.

         Non-qualified Stock Options. The granting of a Non-qualified Stock Option will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a Non-qualified Stock Option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

         For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. Long-term capital gains are currently taxed at a maximum rate of 20% if held for 12 months or longer after the date of exercise, and short-term capital gains are currently taxed as ordinary income.

         Incentive Stock Options. In general, no income will be recognized by an optionee and no deduction will be allowed to the Company at the time of the grant or exercise of an Incentive Stock Option granted under the Stock Option Plan. When the stock received on exercise of the option is sold, provided that the stock is held for more than two years from the date of grant of the option and more than one year from the date of exercise, the optionee will recognize long-term capital gain or loss equal to the difference between the amount realized and the exercise price of the option related to such stock. Long-term capital gains are currently taxed at a maximum rate of 20% if held for 12 months or longer after the date of exercise, and short-term capital gains are currently taxed as ordinary income. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. If these holding period requirements under the Code are not satisfied, the sale of stock received upon exercise of an Incentive Stock Option is treated as a "disqualifying disposition," and the optionee must notify the Company in writing of the date and terms of the disqualifying disposition.

         In general, the optionee will recognize at the time of a disqualifying disposition ordinary income in an amount equal to the amount by which the lesser of (i) the fair market value of the Common Stock on the date the Incentive Stock Option is exercised or (ii) the amount realized on such disqualifying disposition, exceeds the exercise price. The optionee will also recognize capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the Common Stock on the date the Incentive Stock Option is exercised (or capital loss to the extent of any excess of the exercise price over the amount realized on disposition). Any capital gain or loss recognized by the optionee will be long-term or short-term depending upon the holding period for the stock sold. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. Long-term capital gains are currently taxed at a maximum rate of 28% if the shares are held between one year and 18 months after the date of exercise and 20% if held for 18 months or longer after the date of exercise and short-term capital gains are currently taxed as ordinary income. The Company may claim a deduction at the time of the disqualifying disposition equal to the amount of the ordinary income the optionee recognizes.

         Although an optionee will not realize ordinary income upon the exercise of an Incentive Stock Option, the excess of the fair market value of the shares acquired at the time of exercise over the option price is included in "alternative minimum taxable income" for purposes of calculating the optionee's alternative minimum tax, if any, pursuant to Section 55 of the Code.

         Other Tax Matters. If unmatured installments of awards are accelerated as a result of a Change of Control (see "Adjustments" above), any amounts received from the exercise by a participant of a Stock Option may be included in determining whether or not a participant has received an "excess parachute payment under Section 280G of the Code, which could result in (i) the imposition of a 20% Federal excise tax (in addition to Federal income tax) payable by the participant on the cash resulting from such exercise and (ii) the loss by the Company of a compensation deduction.

NEW PLAN BENEFITS

         It is not possible to determine the number of shares that will in the future be awarded under the Stock Option Plan to any particular individual. However, set forth below are the number of options that have been granted to date, subject to stockholder approval of the Stock Option Plan:

                                                               NUMBER OF           PURCHASE PRICE
             NAME AND POSITION                                  OPTIONS              PER SHARE
             -----------------                                 ---------           --------------

James R. Ridings                                                     --                      --
Kathleen B. Oher                                                 50,000              $     6.75
Clifford Crimmings                                               25,000              $     6.75
Neall W. Humphrey                                                    --                      --
John DeBlois                                                         --                      --
Kenneth M. Cancienne (1)                                             --                      --

All current executive officers (as a group)                      75,000              $     6.75

All current directors who are not also executive                     --                      --
officers (as a group)

All employees, including non-executive officers
(as a group)                                                    125,000              $     6.75


----------

(1) Mr. Cancienne resigned as a director, Chief Financial Officer, Secretary and Treasurer of Craftmade in October, 1999.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE STOCK OPTION PLAN.

                                 PROPOSAL THREE
                APPROVAL OF 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN

GENERAL

         The Board of Directors adopted, subject to stockholder approval, the Non-Employee Director Stock Plan effective as of February 16, 2000. Under the Non-Employee Director Stock Plan, each non-employee director of the Company serving on February 16, 2000 and on each anniversary of that date until the termination of the Non-Employee Director Stock Plan will receive stock options to acquire 1,500 shares of Common Stock. The current non-employee directors of the Company are Messrs. A. Paul Knuckley, Jerry E. Kimmel and Lary C. Snodgrass.

         The provisions of the Non-Employee Director Stock Plan are summarized below. All such statements are qualified in their entirety by reference to the full text of the Non-Employee Director Stock Plan, which is attached hereto as Exhibit B.

         The Non-Employee Director Stock Plan will terminate on February 16, 2010. The Board of Directors may amend or discontinue the Non-Employee Director Stock Plan without the approval of the stockholders, subject to certain limitations. See "Amendment of the Non-Employee Director Stock Plan" below.

         Other than Common Stock received as payment of the exercise price, the proceeds from the sale of Common Stock pursuant to the exercise of or payment for awards under the Non-Employee Director Stock Plan will be added to the general funds of the Company and used for general corporate purposes. The holder of an award granted pursuant to the Non-Employee Director Stock Plan does not have any of the rights or privileges of a stockholder, except with respect to shares that have been actually issued.

         As of September 28, 2000, the closing price of the Company's Common Stock as reported on the Nasdaq National Market was $8.375 per share.

PURPOSE AND ELIGIBILITY

         The purpose of the Non-Employee Director Stock Plan is to attract and retain key non-employee directors of the Company and to provide such persons with a proprietary interest in the Company through the issuance of Common Stock that will increase the interest of such persons in the Company's welfare, furnish an incentive to such persons to continue their services for the Company, and provide a means through which the Company may attract able persons as directors.

         The Non-Employee Director Stock Plan will be administered by a committee consisting of at least two persons appointed by the Board of Directors (the "2000 Plan Committee"). The current members of the 2000 Plan Committee are Mr. James R. Ridings and Ms. Kathleen B. Oher.

         On February 16, 2000, the date of the approval of the Non-Employee Director Stock Plan, each non-employee director of the Company on that date received options to purchase 1,500 shares of Common Stock at a price of $6.5625 per share, subject to the approval of the Non-Employee Director Stock Plan by the stockholders. Such stock options cannot be exercised after February 16, 2010.

ADMINISTRATION OF THE NON-EMPLOYEE DIRECTOR STOCK PLAN

         The Non-Employee Director Stock Plan will be administered by the 2000 Plan Committee, which will consist of not less than two members of the Board of Directors. Any member of the 2000 Plan Committee may be removed at any time, with or without cause, by resolution of the Board of Directors. Any vacancy occurring in the membership of the 2000 Plan Committee may be filled by appointment by the Board of Directors.

AWARDS

         Each person serving as a non-employee director on February 16, 2000 and on each anniversary of that date until the termination of the Non-Employee Director Stock Plan will receive stock options to acquire 1,500 shares of Common Stock.

         The maximum number of shares of Common Stock presently authorized for issuance under the Non-Employee Director Stock Plan is 75,000, subject to adjustment for stock splits and similar events. Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to awards that are expired, terminated, forfeited, settled in cash in lieu of Common Stock or exchanged for awards that do not involve Common Stock are available for further grants of awards under the Non-Employee Director Stock Plan.

AWARD AGREEMENTS

         Each grant of stock options will be evidenced by an Option Agreement setting forth the total number of shares subject to the stock option, the option exercise price, the term of the stock option, the date of grant, and such other terms and provisions as are approved by the 2000 Plan Committee, as long as such terms are not inconsistent with the Non-Employee Director Stock Plan. The Company will execute Option Agreements after the issuance of a stock option.

EXERCISE OF AWARDS

         The exercise price for a stock option for any share of Common Stock which may be purchased under a stock option will be 100% of the fair market value of the Common Stock on the date of grant.

         A stock option may be exercised in whole or in part at any time during its option period after the expiration of six months from the date of grant of the stock option. The option period for each stock option will terminate at the first of the following to occur:

     o   the tenth anniversary of the date of grant;

     o twelve months following the participant's termination of service as a director due to death or Total and Permanent Disability (as defined in the Non-Employee Director Stock Plan) of the participant;

     o three months following the participant's termination of service as a director due to retirement; or

     o thirty days after the date of any other termination of service as a director; however, if such termination occurs after the date the Non-Employee Director Stock Plan is adopted by the directors but before it is approved by the stockholders, this thirty day period will begin to run on the effective date of stockholder approval.

         On the date that the participant desires to exercise a stock option (the "Exercise Date"), the participant must deliver to the Company consideration with a value equal to the total option price of the shares of Common Stock to be purchased, payable as follows: (a) cash, certified check, bank draft or money order payable to the order of the Company, (b) Common Stock, valued at its fair market value on the Exercise Date, and/or (c) any other form of payment that is acceptable to the 2000 Plan Committee. Common Stock that is acquired by the participant pursuant to the exercise of a stock option may not be used to exercise a subsequent stock option unless such shares have been held for at least six months.

RESTRICTIONS

         The granting and exercise of stock options and the obligation of the Company to sell and deliver Common Stock under the stock options are subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required.

         No Common Stock or other form of payment will be issued with respect to any stock option unless the Company is satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the stock options and Common Stock covered by the Non-Employee Director Stock Plan have been registered under the Securities Act of 1933, as amended, each person exercising a stock option under the Non-Employee Director Stock Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

         If any provision of the Non-Employee Director Stock Plan is found not to be in compliance with such rules, such provision will be null and void to the extent required to permit the Non-Employee Director Stock Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under the Non-Employee Director Stock Plan may be subject to such stop transfer orders and other restrictions as the 2000 Plan Committee may deem advisable under the rules, regulations and other requirements of the SEC, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The 2000 Plan Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

ADJUSTMENTS

         If at any time while the Non-Employee Director Stock Plan is in effect or unexercised stock options are outstanding there is any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from
(1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then:

     o an appropriate adjustment will be made in the maximum number of shares of Common Stock then subject to being issued under the Non-Employee Director Stock Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock will continue to be subject to being so issued;

     o appropriate adjustments will be made in the number of shares to be granted under the Non-Employee Director Stock Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock will be granted under the Non-Employee Director Stock Plan; and

     o appropriate adjustments will be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such stock option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance will remain subject to purchase at the same aggregate Option Price.

         The existence of the Non-Employee Director Stock Plan and stock options granted under the Non-Employee Director Stock Plan will not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         Subject to any required action by the stockholders, if the Company is the surviving or resulting Company in any merger or consolidation, any outstanding stock option will apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the stock option would have been entitled. If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of an award will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he or she exercised his or her award immediately prior to such event. Notwithstanding these adjustment provisions, the Company may, upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, cancel all awards granted under the Non-Employee Director Stock Plan either by giving notice permitting each participant to exercise his or her stock options as to the shares of Common Stock covered by that award for a period of 30 days immediately preceding the effective date of such event or by paying to the participant an amount equal to a reasonable estimate of an amount (the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such stock options.

         In estimating the Spread, appropriate adjustments to give effect to the existence of the stock options will be made, such as deeming the stock options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the stock options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share will be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

         In case the Company, at any time while any stock option under this Non-Employee Director Stock Plan shall be in force and remain unexpired, (i) sells all or substantially all of its property or (ii) dissolves, liquidates, or winds up its affairs, then, provided that the 2000 Plan Committee so determines in its sole discretion, each stock option holder may thereafter receive upon exercise of his stock options (in lieu of each share of Common Stock of the Company which such participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company.

         If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock as a result of such distribution.

         Stock options may also be granted under the Non-Employee Director Stock Plan in substitution for stock options held by directors of a corporation who become non-employee directors of the Company or a subsidiary as a result of a merger, consolidation or stock acquisition.

AMENDMENT OF THE NON-EMPLOYEE DIRECTOR STOCK PLAN

         The 2000 Plan Committee may at any time without the consent of the participants, alter, amend, revise, suspend, or discontinue the Non-Employee Director Stock Plan in whole or in part. No amendment that requires stockholder approval in order for the Non-Employee Director Stock Plan to continue to comply with Rule 16b-3 under the Securities Exchange of 1934, as amended (the "1934 Act"), will be effective unless the amendment is approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

         Subject to the forgoing, the Board of Directors will have the power and authority to amend the Non-Employee Director Stock Plan in any manner advisable in order for stock options granted thereunder to qualify for the exemption provided by Rule 16b-3 under the 1934 Act, and any such amendment will, to the extent deemed necessary or advisable by the 2000 Plan Committee, be applicable to any outstanding stock options previously granted under the Non-Employee Director Stock Plan, notwithstanding any contrary provisions contained in any Option Agreement. To the extent required by the rules and regulations promulgated under Section 16 of the 1934 Act, Articles IV, VI, and VII of the Non-Employee Director Stock Plan cannot be amended more than once every six months, except that the foregoing will not preclude any amendment to comport with changes in the Code or the rules thereunder in effect from time to time.

         In the event of any amendment to the Non-Employee Director Stock Plan, the holder of any stock option outstanding under the Non-Employee Director Stock Plan must upon request of the 2000 Plan Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the 2000 Plan Committee to any option agreement within such reasonable time as the 2000 Plan Committee specifies in its request. Unless required by law, no action contemplated or permitted by the Non-Employee Director Stock Plan will adversely affect any rights of participants or obligations of the Company to participants with respect to any stock options granted under the Non-Employee Director Stock Plan without the consent of the affected participant.

CERTAIN FEDERAL INCOME TAX ASPECTS

         Any participant who exercises any stock option will be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the stock option.

         Withholding. Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by a participant by reason of the exercise of non-qualified stock options granted pursuant to the Non-Employee Director Stock Plan. A participant must pay such taxes to the Company in cash or Common Stock prior to the receipt of any Common Stock certificate.

         Stock Options. The granting of a stock option under the Non-Employee Director Stock Plan will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

         For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%. If the optionee's ordinary income is taxed in the 28% or higher tax bracket, long-term capital gains are taxed at a maximum rate of 20% if the shares are held for twelve months or longer after the date of exercise. If the optionee's ordinary income is taxed in the 15% tax bracket, long-term capital gains are taxed at a rate of 10%. Short-term capital gains are currently taxed as ordinary income. Long-term capital gains are currently taxed at a maximum rate of 20% if held for 12 months or longer after the date of exercise, and short-term capital gains are currently taxed as ordinary income.

NEW PLAN BENEFITS

         Set forth below are the number of options that have been granted to date, subject to stockholder approval of the Non-Employee Director Stock Plan:

                                                                            NUMBER OF             PURCHASE PRICE
                       NAME AND POSITION                                     OPTIONS                 PER SHARE
                       -----------------                                    ---------             --------------

All current executive officers (as a group)                                        --                    --

All current directors who are not also executive officers                       4,500               $6.5625
(as a group)

All employees, including non-executive officers
(as a group)                                                                       --                    --

         In addition, each non-employee director of the Company serving on each anniversary of February 16, 2000 will receive stock options to acquire 1,500 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date during the term of the Non-Employee Director Stock Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE NON-EMPLOYEE DIRECTOR STOCK PLAN.

                                  PROPOSAL FOUR
                      RATIFICATION OF INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP ("PWC") has been our independent public auditor for many years. The Audit Committee and the Board believe that PWC's long-term knowledge of the Company is invaluable. Partners and employees of the firm engaged in audits are periodically changed, providing the Company with new expertise and experience. Representatives of PWC have direct access to members of the Audit Committee and regularly attend their meetings. Representatives of PWC will attend the annual meeting to answer appropriate questions and make a statement if they desire.

         THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS FOR 2001.

                     STOCKHOLDER PROPOSALS AND OTHER MATTERS

         Any stockholder who intends to present a proposal at the 2001 annual meeting of stockholders, and who wishes to have a proposal included in the Company's proxy statement for that meeting, must deliver the proposal to the Secretary of the Company at the Company's executive offices in Coppell, Texas, for receipt not later than June 6, 2001. A stockholder proposal submitted outside of the processes established in Regulation 14a-8 promulgated by the Securities and Exchange Commission will be considered untimely August 20, 2001.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or telegraph. No additional written materials besides the proxy statement have been authorized or will be employed in connection with the solicitation of proxies.

         The annual report to stockholders for the fiscal year ended June 30, 2000 is enclosed with this proxy statement. The annual report does not form any part of material for the solicitation of proxies.

                                         By Order of the Board of Directors,

                                         /s/ KATHLEEN OHER

                                         Kathleen Oher
                                         Secretary

                                                                       EXHIBIT A













              CRAFTMADE INTERNATIONAL, INC. 1999 STOCK OPTION PLAN

                          CRAFTMADE INTERNATIONAL, INC.
                             1999 STOCK OPTION PLAN

         The purpose of the Craftmade International, Inc. 1999 Stock Option Plan is to attract and retain key employees of Craftmade International, Inc. (the "Company") and its Subsidiaries and to retain and attract persons of training, experience and ability to serve as key employees of the Company, to encourage the sense of proprietorship of such persons and to stimulate the active interest of such persons in the development and financial success of the Company. It is further intended that the options granted pursuant to this Plan will be either incentive stock options or nonqualified stock options.

                                    ARTICLE I
                                   DEFINITIONS

         For the purposes of this Plan, in addition to the other terms specifically defined elsewhere herein, the following terms shall have the meanings indicated unless the context requires otherwise:

         "BOARD" means the board of directors of the Company.

         "CAUSE" means (a) the Participant's material breach of his or her employment agreement, if any; (b) the Participant's failure to adhere to any material written Craftmade policy if the Participant has been given a reasonable opportunity to comply with such policy or cure his or her failure to comply (which reasonable opportunity must be granted during the ten-day period preceding termination of employment); (c) the Participant's appropriation (or attempted appropriation) of a material business opportunity of Craftmade, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of Craftmade; (d) the Participant's misappropriation (or attempted misappropriation) of any of Craftmade's funds or property; or (e) the Participant's conviction of or the entering of a guilty plea or plea of no contest with respect to, a felony or the equivalent thereof.

         "CHANGE OF CONTROL" shall occur if (a) there shall be consummated any consolidation or merger of Craftmade into or with another corporation or other legal person, and as a result of such consolidation or merger less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transactions are held in the aggregate by holders of Voting Stock (as defined in subparagraph (d) below) of Craftmade immediately prior to such transactions; (b) there shall be consummated any sale, lease, exchange or other transfer, whether in one transaction or any series of related transactions, of all or significant portions of the assets of Craftmade to any other corporation or other legal person, if less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale, lease, exchange, or transfer is held in the aggregate by the holders of Voting Stock of Craftmade immediately prior to such sale, lease, exchange, or transfer; (c) the shareholders of Craftmade approve any plan for the liquidation or dissolution of Craftmade; (d) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), becomes, either directly or indirectly, the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities representing more than 50% of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of Craftmade ("Voting Stock"); or (e) at any time during a fiscal year a majority of the Board shall be replaced by persons who were not recommended for those positions by at least two-thirds of the directors of Craftmade who were directors of Craftmade at the beginning of the fiscal year.

         Notwithstanding the preceding, a "Change of Control" shall not be deemed to have occurred with respect to any of the foregoing transactions conducted by any employee benefit plan (or related trust) sponsored or maintained by Craftmade, any corporation controlled by Craftmade, James Ridings, or any affiliate of James Ridings.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMON STOCK" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

         "COMPANY" means Craftmade International, Inc., a Delaware corporation. The terms "Company" and "Craftmade" may be used interchangeably herein.

         "DATE OF GRANT" means the effective date on which a Stock Option is awarded to a Participant as set forth in the Option Agreement.

         "DISABILITY" means total and permanent disability as defined in Section 22(e) of the Code.

         "ELIGIBLE PARTICIPANT" shall have the meaning set forth in Section 5.1 hereof.

         "FAIR MARKET VALUE" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (as defined in Article II below) (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

         "INDEPENDENT THIRD PARTY" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

         "INCENTIVE STOCK OPTION" means an option to purchase shares of Common Stock granted to an Eligible Participant pursuant to Article V and which is intended to qualify as an incentive stock option under Section 422 of the Code.

         "NONQUALIFIED STOCK OPTION" means an option to purchase shares of Common Stock granted to a Participant pursuant to Article IV and which is not intended to qualify as an incentive stock option under Section 422 of the Code.

         "OPTION AGREEMENT" means a written agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Stock Option.

         "PARTICIPANT" means any employee of the Company or any Subsidiary of the Company who is, or who is proposed to be, a recipient of a Stock Option.

         "PLAN" means the Craftmade International, Inc. 1999 Stock Option Plan, as it may be amended from time to time.

         "SPREAD" shall have the meaning set forth in Article XII hereof.

         "STOCK DIVIDEND" means a dividend or other distribution declared on the shares of Common Stock payable in (i) capital stock of the Company or any Subsidiary of the Company, or (ii) rights, options or warrants to receive or purchase capital stock of the Company or any Subsidiary of the Company, or (iii) securities convertible into or exchangeable for capital stock of the Company or any Subsidiary of the Company, or (iv) any capital stock received upon the exercise, or with respect to, the foregoing.

         "STOCK OPTION" shall mean an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

         "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

         "TERMINATION OF SERVICE" means termination of employment with the Company and all of its Subsidiaries.

                                   ARTICLE II
                                 ADMINISTRATION

         Subject to the terms of this Article II, the Plan shall be administered by the Compensation Committee of the Board (the "Committee"), which shall consist of at least two members. Each member of the Committee, at the time of such person's appointment to the Committee and while such person is a member thereof, must be a "Non-Employee Director," as that term is defined in Rule 16b-3 promulgated under the Exchange Act, and an "outside director" under
Section 162(m) of the Code. The Committee shall have exclusive power to:

         a. Designate, from time to time, the particular key employees of the Company to whom Stock Options will be granted;

         b.      Designate the time or times when Stock Options will be granted;

         c. Determine the number of shares of Common Stock subject to issuance pursuant to any Stock Option award, and all of the terms, conditions, restrictions and limitations, if any, of an award of Stock Options, including the time and conditions of exercise or vesting;

         d. Accelerate the vesting or exercise of any Stock Options when such actions would be in the best interests of the Company;

         e. Interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan; and

         f. Make such other determinations and take such other action as it deems necessary or advisable in connection with the foregoing.

         The Committee shall have full authority and responsibility to administer the Plan, including authority to interpret and construe any provision of the Plan and the terms of any Stock Options issued under it and to adopt such rules and regulations for administering the Plan as it may deem necessary. Except as provided below, any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties, including the Company and all Participants.

                                   ARTICLE III
                           SHARES SUBJECT TO THE PLAN

         Subject to the provisions of Articles XI and XII of the Plan, the maximum number of shares of Common Stock issuable pursuant to the exercise of Stock Options granted under the Plan shall be 300,000 shares of Common Stock. The aggregate number of shares of Common Stock that may be represented by grants of Stock Options made to any Participant under the Plan during any fiscal year may not exceed 100,000 shares. The Committee and the appropriate officers of the Company shall from time to time take whatever actions are necessary to execute, acknowledge, file and deliver any documents required to be filed with or delivered to any governmental authority or any stock exchange or transaction reporting system on which shares of Common Stock are listed or quoted in order to make shares of Common Stock available for issuance pursuant to this Plan. Shares of Common Stock subject to Stock Options that (i) are forfeited or terminated, (ii) expire unexercised, (iii) are settled in cash in lieu of Common Stock, or (iv) are exchanged for Common Stock owned by the Participant upon exercise of a Stock Option, shall immediately become available for the subsequent granting of Stock Options; provided, however, that in no event shall the number of shares of Common Stock subject to Incentive Stock Options exceed, in the aggregate, 300,000 shares of Common Stock plus shares subject to Incentive Stock Options which are forfeited or terminated, or expire unexercised. Shares to be distributed and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury.

                                   ARTICLE IV
                               STOCK OPTION GRANTS

         4.1 Eligibility. The Committee shall, from time to time, select the particular key employees of the Company and its Subsidiaries to whom the Stock Options are to be granted and/or distributed in recognition of each such Participant's contribution to the Company's or the Subsidiary's success.

         4.2 Grant of Stock Options. All grants of Stock Options under this
Article IV shall be awarded by the Committee. Each grant of Stock Options shall be evidenced by an Option Agreement setting forth the total number of shares subject to the Stock Option, the option exercise price, the term of the Stock Option, the vesting schedule, and such other terms and provisions as are approved by the Committee, but, except to the extent permitted herein, are not inconsistent with the Plan. In the case of an Incentive Stock Option, the Option Agreement shall also include provisions that may be necessary to assure that the option is an incentive stock option under the Code. The Company shall execute Option Agreements upon instructions from the Committee.

         4.3 Exercise Price. The exercise price for a Nonqualified Stock Option shall be equal to the Fair Market Value per share of the Common Stock on the Date of Grant. Subject to the terms of Section 5.1 hereof, the exercise price for an Incentive Stock Option shall be at least equal to the Fair Market Value per share of the Common Stock on the Date of Grant. Notwithstanding anything to the contrary contained in this Section 4.3, the exercise price of each Stock Option granted pursuant to the Plan shall not be less than the par value per share of the Common Stock.

         4.4 Option Period. The option period will begin and terminate on the respective dates specified by the Committee, but may not terminate later than ten years from the Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the expiration of its option period. The Committee may provide for the vesting and exercise of Stock Options in installments and upon such terms, conditions and restrictions as it may determine. In addition to the provisions contained elsewhere herein concerning automatic acceleration of unmatured installments of Stock Options, the Committee shall have the right to accelerate the time at which any Stock Option granted to a Participant shall become vested, or exercisable.

                                   ARTICLE V
                        LIMITS ON INCENTIVE STOCK OPTIONS

         5.1 Eligibility; Option Period. Only employees of the Company or a Subsidiary may receive an Incentive Stock Option. Notwithstanding the provisions of Section 4.4 hereof, if a Participant eligible to receive an Incentive Stock Option under Section 422 of the Code (an "Eligible Participant") owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) and an Incentive Stock Option is granted to such Eligible Participant, the option period term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the Date of Grant. In addition, the option price of any such Incentive Stock Option granted to any such Eligible Participant owning more than 10% of the combined voting power of all classes of stock of the Company (or any Subsidiary of the Company) shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

         5.2 Limitation on Exercises of Shares Subject to Incentive Stock Options. To the extent required by the Code for incentive stock options, the exercise of Incentive Stock Options granted under the Plan shall be subject to the $100,000 calendar year limit as set forth in Section 422(d) of the Code; to the extent that any grant exceeds such $100,000 calendar year limit, the portion of such granted Stock Option shall be deemed a Nonqualified Stock Option.

         5.3 Disqualifying Disposition. If Common Stock acquired upon exercise of an Incentive Stock Option is disposed of by an Eligible Participant prior to the expiration of either two years from the Date of Grant of such Stock Option or one year from the transfer of shares to such Eligible Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Eligible Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by an Eligible Participant shall not affect the status of any other Stock Option granted under the Plan as an incentive stock option within the meaning of Section 422 of the Code.

         5.4 Termination. Notwithstanding the provisions of Article VII, the option period of an Eligible Participant's Incentive Stock Options shall terminate no later than ninety (90) days after such Participant's Termination of Service with the Company and its Subsidiaries; provided that if such service terminates by reason of the death or Disability of the Participant, then the option period of such Participant's Incentive Stock Options shall terminate no later than twelve (12) months after such termination by reason of death or Disability.

                                   ARTICLE VI
                   EXERCISE OF STOCK OPTIONS; RESTRICTED STOCK

         6.1 Exercise of Options.

             (a) Options granted to employees shall be exercisable in accordance with the terms of the applicable Option Agreement.

             (b) Except as otherwise provided in Section 14.2, a Stock Option may be exercised solely by the Participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution.

         (c) The purchase price of the shares as to which a Stock Option is exercised shall be paid in full at the time of the exercise. The full purchase price of shares purchased shall be paid upon exercise of the Stock Option in cash or, in the discretion of the Committee, by the delivery by the Participant to the Company of cash and a promissory note, or any other lawful consideration therefor (including shares of Common Stock previously owned by the Participants) as the Committee may approve or authorize, in the amount of the full exercise price of the shares purchased. The Committee may also provide for procedures to permit the exercise or purchase of Stock Options by (a) loans from the Company or (b) use of the proceeds to be received from the sale of Common Stock issuable pursuant to a Stock Option. No holder of a Stock Option shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any shares subject to any Option unless and until certificates evidencing such shares shall have been issued by the Company to such holder.

                                   ARTICLE VII
                             TERMINATION OF SERVICE

         Upon the Termination of Service of a Participant for any reason, the specific Option Agreement shall govern the treatment of any unexercised Stock Options. In the event of such a termination, the Committee may, in its discretion, provide for the extension of the exercisability of a Stock Option for any period that is not beyond the applicable expiration date thereof, accelerate the vesting or exercisability of a Stock Option, eliminate or make less restrictive any restrictions contained in a Stock Option, waive any restriction or other provision of this Plan or a Stock Option or otherwise amend or modify the Stock Option in any manner that is either (a) not adverse to such Participant or (b) consented to by such Participant.

         Except as otherwise set forth above, or as provided in Section 5.4 with respect to Incentive Stock Options, a Participant's Stock Options may be exercised as follows in the event of such Participant's Termination of Service:

                  (a) Death. In the event of death prior to Termination of Service, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised for a period of twelve (12) months after the Participant's death or until expiration of the option period (if sooner), by the Participant's estate or personal representative(s), or by the person(s) who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death;

                  (b) Disability. In the event of Termination of Service of a Participant as the result of Disability, then all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised by the Participant or his guardian or legal representative for a period of twelve (12) months after such termination or until expiration of the option period (if sooner);

                  (c) Retirement. In the event of Termination of Service of a Participant as the result of retirement, then all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised by the Participant for a period of twelve (12) months after such termination or until expiration of the option period (if sooner);

                  (c) Termination Without Cause. In the event of Termination of Service of a Participant by Craftmade without Cause, then all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full, and the Stock Options may be exercised by the Participant for a period of ninety (90) days after such termination or until expiration of the option period (if sooner);

                  (d) Voluntary Termination. In the event of voluntary Termination of Service by a Participant (other than for retirement), then such Participant's nonvested Stock Options shall be immediately forfeited and such Participant's vested Stock Options may be exercised for a period of ninety (90) days after such termination or until expiration of the option period (if sooner) and upon such date, all of the Participant's outstanding Stock Options shall thereupon immediately terminate; and

                  (e) Termination for Cause. In the event of Termination of Service of a Participant by the Company for Cause, all of such Participant's Stock Options, whether or not vested, shall be immediately forfeited

Notwithstanding the foregoing, an individual grant of a Stock Option to a Participant under the Plan may provide, pursuant to the terms of the particular Option Agreement, more restrictive terms than those contained in this Plan concerning any exercise of such Stock Option with respect to any Termination of Service by such Participant.

                                  ARTICLE VIII
                           AMENDMENT OR DISCONTINUANCE

         Subject to the limitations set forth in this Article VIII, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part. In the event of any amendment to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Option Agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article VIII shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                   ARTICLE IX
                               EFFECT OF THE PLAN

         Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any employee any right to be granted a Stock Option or to purchase or receive Common Stock of the Company or any other rights except as may be evidenced by an Option Agreement, or any amendment thereto, duly authorized by and executed on behalf of the Company and then only to the extent of and upon and subject to the terms and conditions expressly set forth therein.

                                    ARTICLE X
                                      TERM

         The Plan shall be submitted to the Company's stockholders for their approval. Unless sooner terminated by action of the Board, the Plan will terminate on the 29th day of October, 2009. Stock Options under the Plan may not be granted after that date, but Stock Options granted before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XI
                               CAPITAL ADJUSTMENTS

         If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a Stock Dividend or through any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, then and in such event:

                           (i) An appropriate adjustment shall be made in the
                  maximum number of shares of Common Stock then subject to being awarded under grants pursuant to the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

                           (ii) Appropriate adjustments shall be made in the
                  number of shares of Common Stock and the exercise price per share thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to purchase at the same aggregate exercise price.

         Any fractional shares resulting from any adjustment made pursuant to this Article XI shall be eliminated for the purposes of such adjustment. Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

                                   ARTICLE XII
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

                  (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any outstanding Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

                  (c) In the event of any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, the Committee, in its sole discretion, may cancel all such Stock Options as of the effective date of any such reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, and either:

                           (i) give notice to each holder thereof or his
                  personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable; or

                           (ii) pay the holder thereof an amount equal to a
                  reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

                  (d) In the event of a "Change in Control" of the Company, then, notwithstanding any other provision in the Plan to the contrary, all unmatured installments of Stock Options outstanding shall thereupon automatically be accelerated and exercisable in full.

                  (e) Notwithstanding sub-Section (c) above of this Article XII, in case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property or

         (ii) dissolve, liquidate, or wind up its affairs, then, provided that the Committee so determines in its sole discretion, each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. In the event that the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of retained earnings or earned surplus and designated as such), then in such event the exercise prices then in effect with respect to each option shall be reduced, as of the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution; provided, that in no event shall any adjustment of exercise prices in accordance with the terms of the Plan result in any exercise prices being reduced below the par value per share of the Common Stock.

                  (f) Upon the occurrence of each event requiring an adjustment of the exercise price and/or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail forthwith to each Participant a copy of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant, except as to any Participant who contests such computation by written notice to the Company within thirty (30) days after receipt thereof by such Participant.

                                  ARTICLE XIII
                    OPTIONS IN SUBSTITUTION FOR STOCK OPTIONS
                          GRANTED BY OTHER CORPORATIONS

         Stock Options may be granted under the Plan from time to time in substitution for such stock options held by employees of a corporation who become or are about to become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by either of the foregoing of stock of the employing corporation as the result of which it becomes a Subsidiary. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XIV
                            MISCELLANEOUS PROVISIONS

         14.1 Exercise of Stock Options. Stock Options granted under the Plan may be exercised during the option period, at such times and in such amounts, in accordance with the terms and conditions and subject to such restrictions as are set forth herein and in the applicable Option Agreements.

         14.2 Assignability. Except as otherwise provided herein or as provided in the Option Agreement, no Stock Option granted under this Plan shall be assignable or otherwise transferable by the Participant (or his or her authorized legal representative) during the Participant's lifetime and, after the death of the Participant, other than by will or the laws of descent and distribution. Upon the Participant's death, the personal representative or other person entitled to succeed to the rights of the Participant (the "Successor Participant") may exercise such rights. A Successor Participant must furnish proof satisfactory to the Company of his or her right to exercise the Stock Option under the Participant's will or under the applicable laws of descent and distribution. Any attempted assignment or transfer in violation of this Section 14.2, including an attempted assignment or transfer in connection with a divorce, pursuant to domestic relations order, or pursuant to any other court order shall be null and void.

         14.3 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment purposes and not with a view to their distribution.

         14.4 Allotment of Shares. The Committee shall determine the number of shares of Common Stock to be offered from time to time by grant of Stock Options to Participants under the Plan. The grant of a Stock Option to a Participant shall not, by itself, be deemed either to entitle the Participant to, or to disqualify the Participant from, participation in any other grant of Stock Options under the Plan.

         14.5 No Right to Continue Employment. This Plan does not constitute a contract of employment. Nothing in the Plan or in any Stock Option confers upon any employee the right to continue in the employ of the Company or interferes with or restricts in any way the right of the Company to discharge any employee at any time (subject to any contract rights of such employee).

         14.6 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

         14.7 Tax Requirements. Any Participant who exercises any Stock Option shall be required to pay the Company the amount of all taxes which the Company is required to withhold as a result of the exercise of the Stock Option. With respect to an Incentive Stock Option, in the event of a subsequent disqualifying disposition of Common Stock within the meaning of Section 422 of the Code, such payment of taxes may be made in cash, by check or through the delivery of shares of Common Stock which the employee then owns but has not acquired from the Company within six months of the date of exercise, which shares have an aggregate Fair Market Value equal to the required tax withholding obligation of the Company, or any combination thereof. With respect to the exercise of a Nonqualified Stock Option, the Participant's obligation to pay such taxes may be satisfied by the following, or any combination thereof: (i) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (iii) the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding obligation of the Company; or (iv) any combination of (i), (ii), or (iii). Any such withholding payments with respect to the exercise of a Nonqualified Stock Option made by a Participant in cash or by actual delivery of shares of Common Stock shall be required to be made within thirty (30) days after the delivery to the Participant of any certificate representing the shares of Common Stock acquired upon exercise of the Stock Option.

         14.8 Indemnification of Board and Committee. No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board and the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

         14.9 Restrictions. This Plan, and the granting and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver Common Stock under such Stock Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Stock Option unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Stock Options and Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising a Stock Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. If any provision of this Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit this Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         14.10 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

                                   ARTICLE XV
                                 EFFECTIVE DATE

         The effective date of the Plan shall be ________________, 2000, that is, the date on which it was first approved and adopted by the stockholders of the Company. Following such approval, the Plan will continue in effect until the expiration of its term or until earlier terminated, amended, or suspended in accordance with the terms hereof.

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of the 29th day of October, 1999 by its Chief Executive Officer pursuant to prior action taken by the Board.


                                       Craftmade International, Inc.


                                       By: /s/ James R. Ridings
                                           -------------------------------------
                                           James R. Ridings
                                           President and Chief Executive Officer

Attest:

/s/ Kathleen B. Oher
---------------------------------
Secretary

                                                                       EXHIBIT B













       CRAFTMADE INTERNATIONAL, INC. 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN

                          CRAFTMADE INTERNATIONAL, INC.

                      2000 NON-EMPLOYEE DIRECTOR STOCK PLAN

         The Craftmade International, Inc. 2000 Non-Employee Director Stock Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Craftmade International, Inc., a Delaware corporation (hereinafter called the "Company"), effective as of February 16, 2000, and was approved by the Company's stockholders on ______________, 2000.

                                    ARTICLE I
                                     PURPOSE

         The purpose of the Plan is to attract and retain key Outside Directors of Craftmade International, Inc. and to provide such persons with a proprietary interest in the Company through the issuance of Common Stock that will

                  (a) increase the interest of such persons in the Company's welfare;

                  (b) furnish an incentive to such persons to continue their services for the Company; and

                  (c) provide a means through which the Company may attract able persons as directors.

                                   ARTICLE II
                                   DEFINITIONS

         For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

         "BOARD" means the board of directors of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITTEE" means the committee appointed or designated by the Board to administer the Plan in accordance with ARTICLE III of this Plan.

         "COMMON STOCK" means the common stock which the Company is currently authorized to issue or may in the future be authorized to issue.

         "COMPANY" means Craftmade International, Inc., a Delaware corporation. The terms "Company" and "Craftmade" may be used interchangeably herein.

         "DATE OF GRANT" means the effective date on which a Stock Option is awarded to an Outside Director (as defined in ARTICLE IV of this Plan) as set forth in the applicable Stock Option Agreement.

         "DISABILITY" means total and permanent disability as defined in Section 22(e) of the Code.

         "EMPLOYEE" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the
Code) of the Company or any Subsidiary of the Company.

         "FAIR MARKET VALUE" means, as of a particular date, (a) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (d) if none of the above is applicable, such amount as may be determined by the Committee (as defined in Article II below) (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

         "INDEPENDENT THIRD PARTY" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

         "OPTION PERIOD" means the period during which a Stock Option may be exercised.

         "OPTION PRICE" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

         "OUTSIDE DIRECTOR" means a director of the Company who is not an Employee.

         "PARTICIPANT" shall mean an Outside Director of the Company who is entitled to participate in the Plan.

         "PLAN" means this Craftmade International, Inc. 2000 Non-Employee Director Stock Plan, as amended from time to time.

         "RETIREMENT" means Termination of Service at or after attaining age 65.

         "STOCK OPTION" means a non-qualified option to purchase Common Stock of the Company granted under this Plan.

         "STOCK OPTION AGREEMENT" means a written agreement between a Participant and the Company which sets out the terms of the grant of a Stock Option.

         "SUBSIDIARY" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Stock Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and "Subsidiaries" means more than one of any such corporations.

         "TERMINATION OF SERVICE AS A DIRECTOR" occurs when a Participant who is an Outside Director of the Company shall cease to serve as a director of the Company for any reason.

                                   ARTICLE III
                                 ADMINISTRATION

         The Plan shall be administered by a committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

         The Committee shall select one of its members to act as its Chairman and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

                                   ARTICLE IV
                          ELIGIBILITY; GRANT OF OPTIONS

         4.1 Grant of Options. The Committee shall grant Stock Options as follows: each person serving as an Outside Director on the date hereof and on each anniversary of the date hereof shall receive a Stock Option for 1,500 shares of Common Stock. The Committee shall not grant Stock Options under any other circumstances.

         4.2 Stock Option Agreement. The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the total number of shares of Common Stock subject to the Stock Option, the Option Price, the maximum term of the Stock Option, the Date of Grant, and such other terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute a Stock Option Agreement with a Participant after the issuance of a Stock Option.

         4.3 Time of Grant; Shareholder Approval. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Stock Options under the Plan prior to the time of stockholder approval. Any such options granted prior to such stockholder approval shall be subject to such stockholder approval.

                                    ARTICLE V
                             SHARES SUBJECT TO PLAN

         The maximum number of shares of Common Stock that may be issued under the Plan is seventy-five thousand (75,000) (as may be adjusted in accordance with ARTICLES XI and XII hereof). All Stock Options granted under the Plan shall be designated as non-qualified stock options. Shares of Common Stock to be issued under the Plan may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to Stock Options which are forfeited, terminated, or settled in cash in lieu of Common Stock, or expired unexercised, shall immediately become available for grants of Stock Options under the Plan.

         During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

                                   ARTICLE VI
                                  OPTION PRICE

         The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be One Hundred Percent (100%) of the Fair Market Value of the share on the Date of Grant.

                                   ARTICLE VII
                            OPTION PERIOD; FORFEITURE

         A Stock Option may be exercised in whole or in part at any time during its Option Period after the expiration of six (6) months from its Date of Grant. No Stock Option granted under the Plan may be exercised at any time after the end of its Option Period.

         The Option Period for each Stock Option will terminate at the first of the following to occur:

                  (a) 5 p.m. on the tenth anniversary of the Date of Grant;

                  (b) 5 p.m. on the date which is twelve (12) months following the Participant's Termination of Service as a Director due to death or Total and Permanent Disability;

                  (c) 5 p.m. on the date which is three (3) months following the Participant's Termination of Service as a Director due to Retirement; or

                  (d) 5 p.m. on the 30th day after the day of any other Termination of Service as a Director; provided, however, that if such termination occurs after the date this Plan is adopted but before this Plan is approved by the stockholders of the Company, such 30-day period shall begin to run on the effective date of such stockholder approval rather than on the date of termination.

                                  ARTICLE VIII
                               EXERCISE OF OPTION

         Stock Options may be exercised during the Option Period. Options may be exercised at such times and in such amounts as provided in this Plan and the applicable Stock Option Agreements, subject to the terms, conditions, and restrictions of the Plan.

         In no event may a Stock Option be exercised or shares of Common Stock be issued pursuant to a Stock Option if a necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Stock Option may be exercised for a fractional share of Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

         Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares of Common Stock to be purchased, payable as follows: (a) cash, certified check, bank draft, or money order payable to the order of the Company, (b) Common Stock, valued at its Fair Market Value on the Exercise Date, and/or (c) any other form of payment which is acceptable to the Committee. Common Stock which is acquired by the Participant pursuant to the exercise of a Stock Option may not be used to exercise a subsequent Stock Option until and unless such shares have been held for a period of six months.

         Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

         If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.

                                   ARTICLE IX
                           AMENDMENT OR DISCONTINUANCE

         Subject to the limitations set forth in this ARTICLE IX, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 under the Securities Exchange Act of 1934, as in effect from time to time (the "1934 Act"), including any successor to such Rule, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon.

         Subject to the forgoing, the Board shall have the power and authority to amend the Plan in any manner advisable in order for Stock Options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act) (including amendments as a result of changes to Rule 16b-3 or the regulations thereunder to permit greater flexibility with respect to Stock Options granted under the Plan), and any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Stock Options theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Stock Option Agreement. To the extent required by the rules and regulations promulgated under Section 16 of the 1934 Act, ARTICLES IV, VI, AND VII of the Plan shall not be amended more than once every six months, except that the foregoing shall not preclude any amendment to comport with changes in the Code or the rules thereunder in effect from time to time. In the event of any such amendments to the Plan, the holder of any Stock Option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Stock Option Agreement relating thereto within such reasonable time as the Committee shall specify in such request. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this ARTICLE IX shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Stock Options theretofore granted under the Plan without the consent of the affected Participant.

                                    ARTICLE X
                                      TERM

         The Plan shall be effective from the date that this Plan is approved by the Board, and the Plan shall be submitted to the Company's stockholders for approval; however, after approval of the Plan by the Board, the Committee may grant Stock Options in accordance with SECTION 4.3 of the Plan prior to the time of stockholder approval. Unless sooner terminated by action of the Board, the Plan will terminate on February 16, 2010, but Stock Options granted before the date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE XI
                               CAPITAL ADJUSTMENTS

         If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares of Common Stock effected without receipt of consideration by the Company, then and in such event:

                  (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being issued under the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so issued;

                  (ii) Appropriate adjustments shall be made in the number of shares to be granted under ARTICLE IV of the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall be granted under ARTICLE IV.

                  (iii) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.

         Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

         Upon the occurrence of each event requiring an adjustment with respect to any Stock Option, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                   ARTICLE XII
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

                  (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  (b) Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

                  (c) In the event of any reorganization, merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, or of any proposed sale of substantially all of the assets of the Company, there may be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Option that number of shares of each class of stock or other securities or that amount of cash, property or assets of the surviving or consolidated company which were distributed or distributable to the stockholders of the Company in respect of each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash or property in accordance with their terms. Notwithstanding the foregoing, however, the Committee, in its sole discretion, may cancel all such Stock Options as of the effective date of any such reorganization, merger or consolidation, or of any such proposed sale of substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, and either:

                           (i) give notice to each holder thereof or his
                  personal representative of its intention to cancel such Stock Options and permit the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including shares as to which such Stock Options would not otherwise be exercisable; or

                           (ii) pay the holder thereof an amount equal to a
                  reasonable estimate of an amount (hereinafter the "Spread") equal to the difference between the net amount per share payable in such transaction or as a result of such transaction, less the exercise price of such Stock Options. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

                  (d) Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares of Common Stock purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE XIII
                           LIQUIDATION OR DISSOLUTION

         In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                   ARTICLE XIV
                           OPTIONS IN SUBSTITUTION FOR
                   STOCK OPTIONS GRANTED BY OTHER CORPORATIONS

         Stock Options may be granted under the Plan from time to time in substitution for such options held by directors of a corporation who become or are about to become Outside Directors in connection with a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.

                                   ARTICLE XV
                            MISCELLANEOUS PROVISIONS

         15.1 Assignability. Except as otherwise provided herein or as provided in the Option Agreement, no Stock Option granted under this Plan shall be assignable or otherwise transferable by the Participant (or his or her authorized legal representative) during the Participant's lifetime and, after the death of the Participant, other than by will or the laws of descent and distribution. Upon the Participant's death, the personal representative or other person entitled to succeed to the rights of the Participant (the "Successor Participant") may exercise such rights. A Successor Participant must furnish proof satisfactory to the Company of his or her right to exercise the Stock Option under the Participant's will or under the applicable laws of descent and distribution. Any attempted assignment or transfer in violation of this Section 15.1, including an attempted assignment or transfer in connection with a divorce, pursuant to domestic relations order, or pursuant to any other court order shall be null and void.

         15.2 Investment Intent. The Company may require that there be presented to and filed with it by any Participant(s) under the Plan, such evidence as it may deem necessary to establish that the Stock Options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment purposes and not with a view to their distribution.

         15.3 No Employment Relationship. The Participant is not an Employee of the Company or any Subsidiary. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

         15.4 Stockholders' Rights. The holder of a Stock Option shall have none of the rights or privileges of a stockholder except with respect to shares which have been actually issued.

         15.5 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Stock Option to purchase Common Stock of the Company or any other rights except as may be evidenced by a Stock Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

         15.6 Indemnification of Board and Committee. No current or previous member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all such members of the Board and the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise.

         15.7 Restrictions. This Plan, and the granting and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver Common Stock under such Stock Options, shall be subject to all applicable foreign and United States laws, rules and regulations, and to such approvals on the part of any governmental agencies or stock exchanges or transaction reporting systems as may be required. No Common Stock or other form of payment shall be issued with respect to any Stock Option unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws and the requirements of any regulatory authority having jurisdiction over the securities of the Company. Unless the Stock Options and Common Stock covered by this Plan have been registered under the Securities Act of 1933, as amended, each person exercising a Stock Option under this Plan may be required by the Company to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof. If any provision of this Plan is found not to be in compliance with such rules, such provision shall be null and void to the extent required to permit this Plan to comply with such rules. Certificates evidencing shares of Common Stock delivered under this Plan may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or quoted, and any applicable federal, foreign and state securities law. The Committee may cause a legend or legends to be placed upon any such certificates to make appropriate reference to such restrictions.

         15.8 Gender and Number. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural form of a word shall include the singular form, and the singular form of a word shall include the plural form.

         15.9 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash or by check.

         15.10 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

         15.11 Legend. If shares of Common Stock are issued upon exercise of a Stock Option, and such transaction is not registered under the applicable federal and state securities laws, the certificate(s) representing such shares shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions of the applicable securities laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

         "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

         IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of February 16, 2000, by its President and Secretary pursuant to prior action taken by the Board.


                                            CRAFTMADE INTERNATIONAL, INC.



                                            By: /s/ James R. Ridings
                                                --------------------------------
                                                President
Attest:


/s/ Kathleen B. Oher
------------------------------------
Secretary

                         CRAFTMADE INTERNATIONAL, INC.

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.[X]



The Board of Directors recommends a vote FOR each of the proposals .

                                                           For    Withhold    For All
1.ELECTION OF DIRECTORS:            Nominees:              All      All       Except
01 James Ridings              02 Clifford Crimmings        [ ]      [ ]         [ ]
03 Kathleen Oher              04 A. Paul Knuckley
05 Jerry E. Kimmel            06 Neall W. Humphrey
07 John DeBlois               08 Lary C. Snodgrass

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write such name or names in the space provided below.)



2.   Proposal to approve the Craftmade International, Inc. 1999 Stock Option         For   Against  Abstain
     Plan.                                                                           [ ]     [ ]      [ ]

3.   Proposal to approve the Craftmade International, Inc. 2000 Non-Employee         For   Against  Abstain
     Director Stock Plan.                                                            [ ]     [ ]      [ ]

4.   Ratify the Appointment of PricewaterhouseCoopers LLP as Independent             For   Against  Abstain
     Auditors.                                                                       [ ]     [ ]      [ ]

In their discretion, the Proxies are authorized to vote upon such other business or matters as may come before the meeting or any adjournment thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED. UNLESS REVOKED, THIS PROXY SHALL TERMINATE ON OCTOBER 28, 2000, THE DAY AFTER THE STOCKHOLDERS MEETING, OR IF THE MEETING IS CONTINUED OR ADJOURNED, THE DAY AFTER THE CONTINUATION OR ADJOURNMENT. IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2, 3, AND 4, AND, IN THE DISCRETION OF THE PROXIES, ANY OTHER BUSINESS.


Dated:                                        ,2000
      ---------------------------------------

Signature
          ---------------------------------------------


-------------------------------------------------------
Signature if held jointly


Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your full title as such. If executed by a corporation or partnership, the proxy should be signed in the corporate or partnership name by a duly authorized officer or other duly authorized person indicating such officers or other person's title.

PROXY                                                                     PROXY
                          CRAFTMADE INTERNATIONAL, INC.

       THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS
            PROXY - ANNUAL MEETING OF STOCKHOLDERS - OCTOBER 27, 2000

         The undersigned, revoking all previous proxies, hereby appoint(s) James Ridings, Kathleen Oher, and Clifford Crimmings, or any of them, Proxies, with full power of substitution to represent and to vote all shares of Common Stock, $0.01 par value, of Craftmade International, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Company's corporate office, 650 South Royal Lane, Suite 100, Coppell, Texas 76019 on Friday, October 27, 2000, including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement. No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, the persons named named herein will vote thereon in accordance with their best judgement. All powers may be exercised by all of said Proxies or substitutes voting or acting or, if only one votes or acts, then by that one. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

             IMPORTANT: TO BE SIGNED AND DATED ON THE REVERSE SIDE